UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):   April  10,
2006 (April 7, 2006)

                        Innovo Group Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                            Delaware
         (State or Other Jurisdiction of Incorporation)

            0-18926                        11-2928178
    (Commission File Number)   (IRS Employer Identification No.)


5804 East Slauson Avenue, Commerce, California       90040
(Address of Principal Executive Offices)           (Zip Code)

                         (323) 725-5516
      (Registrant's Telephone Number, Including Area Code)

                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

 [ ]   Written  communications pursuant  to  Rule  425  under  the
Securities Act (17 CFR 230.425)

 [ ]   Soliciting  material  pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)

 [ ]   Pre-commencement communications pursuant to  Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

 [ ]   Pre-commencement communications pursuant to  Rule  13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

<PAGE 1>

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On April 7, 2006, the Company elected Mr. Tom O'Riordan to fill a vacancy on its Board of Directors. In addition, the Company expects that Mr. O'Riordan's appointment will allow it to regain compliance with NASD Marketplace Rule 4350(c)(1), which requires the Company to have a majority of its members designated as "independent" (as defined in NASD Marketplace Rules). On
April 10, 2006, the Company issued a press release, which is attached hereto and incorporated herein by reference as Exhibit
99.1 to this Current Report on Form 8-K regarding the announcement of its newly appointed director and informed Nasdaq Listing Qualifications Department of the same. On April 10, 2006, the Company recieved a letter from Nasdaq Listing Qualifications Department that the Company is again in compliance with Market-place Rule 4350(c)(1) and the matter is closed.

      Mr. O'Riordan has not been nominated to any committees of the Board of Directors of the Company. There was no arrangement or understanding between Mr. O'Riordan and any other persons pursuant to which he was selected as a director, nor has Mr. O'Riordan had any previous transactions with the Company which are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit
Number         Description

99.1           Press Release dated April 10, 2006

<PAGE 2>

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INNOVO GROUP INC.
                              (Registrant)

Date:  April 10, 2006         By:  /s/ Marc Crossman
                                   Marc Crossman
                                   Interim Chief Executive
                                   Officer, President, Chief
                                   Financial Officer and Director
                                   (Principal Executive Officer
                                   and Principal Financial
                                   Officer)

<PAGE 3>

               Exhibit Index

Exhibit
Number         Description


99.1           Press Release dated April 10, 2006

<PAGE 4>

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